SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 21, 2003

YAHOO! INC.

(Exact name of registrant as specified in its charter)

0-28018
(Commission File Number)

DELAWARE	77-0398689

(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

701 FIRST AVE.

SUNNYVALE, CALIFORNIA 94089

(Address of principal executive offices, with zip code)

(408) 349-3300

(Registrant’s telephone number, including area code)

Item 7.  Exhibits

99.1         Press Release dated November 21, 2003 by Yahoo! Holdings (Hong Kong) Limited.

Item 9. Regulation FD Disclosure

On November 21, 2003, Yahoo! Holdings (Hong Kong) Limited, a wholly-owned subsidiary of Yahoo! Inc., issued a press release.  The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.

Date: November 21, 2003	By:	/s/ Michael J. Callahan
Michael J. Callahan
Secretary

YAHOO! INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated November 21, 2003 by Yahoo! Holdings (Hong Kong) Limited.